UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 14, 2009
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Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)
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New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Shaun E. McAlmont as President and CEO

On January 21, 2009, Lincoln Educational Services Corporation (the “Company”) announced the promotion of Shaun E. McAlmont from President and Chief Operating Officer to President and Chief Executive Officer, effective April 30, 2009.

Mr. McAlmont, age 43, has served as President and Chief Operating Officer of the Company since January 2007. Prior to that date, Mr. McAlmont served as Executive Vice President and President of Online of the Company. Prior to joining the Company in April 2005, Mr. McAlmont spent 6 years as an executive with the Alta Colleges Corporation serving as President of Westwood College Online, and prior to that as Regional Vice President of five Westwood College Campuses. Mr. McAlmont earned his Bachelors of Science degree from Brigham Young University and his Masters of Arts degree in Education Administration from the University of San Francisco.

The Company also announced that David F. Carney will continue to serve as Chairman and Chief Executive Officer of the Company through April 29, 2009 and will assume the title and duties of Executive Chairman of the Company beginning April 30, 2009. Mr. Carney has served as the Company’s Chairman and Chief Executive Officer since 1999.

Employment Agreements

Effective as of January 19, 2009, the Company has entered into amendments to its employment agreements (the “Amended Employment Agreements”) with each of David F. Carney, Shaun E. McAlmont, Scott M. Shaw and Cesar Ribeiro (the “Executives”). Except as described below, the terms of the Executive’s original employment agreements (as previously disclosed in connection with the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on March 16, 2007) remain in full force and effect.

Employment Period. Each of the Amended Employment Agreements provides that the Executive’s employment will terminate on December 31, 2010, unless terminated or extended in accordance with the terms of the agreement.

Changes in Titles and Duties. Under their respective Amended Employment Agreements:

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Mr. Carney will continue to serve as Chairman and Chief Executive Officer of the Company through April 29, 2009 and will assume the title and duties of Executive Chairman of the Company from April 30, 2009 through the remainder of the employment period.

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Mr. McAlmont will continue to serve as President and Chief Operating Officer of the Company through April 29, 2009 and will assume the title and duties of President and Chief Executive Officer of the Company from April 30, 2009 through the remainder of the employment period.

•	The titles and duties of Messrs. Shaw and Ribeiro remain unchanged.

Compensation and Benefits. Messrs. Carney, McAlmont, Shaw and Ribeiro will be paid a minimum annual base salary, effective January 1, 2009, of $425,000; $375,000; $325,000; and $315,000, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: January 21, 2009

	By:	/s/ Cesar Ribeiro
		Name:	Cesar Ribeiro
		Title:	Senior Vice President, Chief Financial
Officer and Treasurer